EXHIBIT 10.11

GUARANTY SUPPLEMENT

To the Holders of the Series A-lA Notes,
Series A-1B Notes, Series A-2A Notes,
Series A-2B Notes, Series A-3A Notes and
Series A-3B Notes (each, as hereinafter
defined) of STERIS Corporation
(the "Company")
Ladies and Gentlemen:
WHEREAS, in order to refinance certain debt and for general corporate purposes, the Company entered into those certain Note Purchase Agreements dated as of December 4, 2012 (as amended, the "Original Note Purchase Agreements") between the Company and each of the purchasers party thereto (together with their successors and assigns, the "Original Holders"), providing for, inter alia, the issue and sale by the Company of: (a) $47,500,000 aggregate principal amount of its 3.20% Senior Notes, Series A-1A, due December 4, 2022 (the "Series A-IA Notes"), (b) $47,500,000 aggregate principal amount of its 3.20% Senior Notes, Series A-1B, due December 4, 2022 (the "Series A-1B Notes"), (c) $40,000,000 aggregate principal amount of its 3.35% Senior Notes, Series A-2A, due December 4, 2024 (the "Series A-2A Notes"), (d) $40,000,000 aggregate principal amount of its 3.35% Senior Notes, Series A-2B, due December 4, 2024 (the "Series A-2B Notes"), (e) $12,500,000 aggregate principal amount of its 3.55% Senior Notes, Series A-3A, due December 4, 2027 (the "Series A-3A Notes"), and (f) $12,500,000 aggregate principal amount of its 3.55% Senior Notes, Series A-3B, due December 4, 2027 (the "Series A-3B Notes"; the Series A-lA Notes, Series A-1B Notes, Series A-2A Notes, Series A-2B Notes, Series A-3A Notes and Series A-3B Notes shall be collectively referred to herein to the "Original Series A Notes").
WHEREAS, the Company and the Holders agreed to (i) enter into that certain First Amendment dated as of March 31, 2015 to the Original Note Purchase Agreements (the "First Amendment"), pursuant to which the Amended and Restated Note Purchase Agreement dated as of March 31, 2015 between the Company and the Noteholders (as defined therein) (the "Note Purchase Agreement") replaced the Original Note Purchase Agreements and (ii) replace the outstanding Original Series A Notes with amended and restated notes (the "Notes"). Each holder of the Notes shall be referred to as a "Holder".
WHEREAS, as a condition precedent to the entering into the Note Purchase Agreement by the Holders, the Holders required that certain affiliates of the Company enter into an Affiliate Guaranty as security for the Notes (the "Guaranty").
Pursuant to Section 9.7 of the Note Purchase Agreement, the Company has agreed to cause the undersigned, General Econopak, Inc., a corporation organized under the laws of Pennsylvania (the "Additional Guarantor"), to join in the Guaranty. In accordance with the requirements of the

EXHIBIT 10.11

Guaranty, the Additional Guarantor desires to amend the definition of Guarantor (as the same may have been heretofore amended) set forth in the Guaranty attached hereto so that at all times from and after the date hereof, the Additional Guarantor shall be jointly and severally liable as set forth in the Guaranty for the obligations of the Company under the Note Purchase Agreement and Notes to the extent and in the manner set forth in the Guaranty.
The undersigned is the duly elected President of the Additional Guarantor, a subsidiary of the Company, and is duly authorized to execute and deliver this Guaranty Supplement to each of you. The execution by the undersigned of this Guaranty Supplement shall evidence its consent to and acknowledgment and approval of the terms set forth herein and in the Guaranty and by such execution the Additional Guarantor shall be deemed to have made in favor of the Holders the representations and warranties set forth in Section 5 of the Guaranty.
Upon execution of this Guaranty Supplement, the Guaranty shall be deemed to be amended as set forth above. Except as amended herein, the terms and provisions of the Guaranty are hereby ratified, confirmed and approved in all respects.

Any and all notices, requests, certificates and other instruments (including the Notes) may refer to the Guaranty without making specific reference to this Guaranty Supplement, but nevertheless all such references shall be deemed to include this Guaranty Supplement unless the context shall otherwise require.
Dated: September 9, 2015
GENERAL ECONOPAK, INC.
By: /s/ Michael J. Tokich
Name: Michael J. Tokich
Title: President
ACCEPTED AND AGREED:
STERIS CORPORATION
By: /s/ Michael J. Tokich
Name: Michael J. Tokich
Title: Senior Vice President,
Chief Financial Officer
And Treasurer

[Guaranty Supplement — 2012 Notes]